System1, Inc./S1 Holdco LLC Unaudited Statements of Operations System1, Inc. System1, Inc. System1, Inc. S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC Successor + Predecessor Total Successor + Predecessor Total S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC (in thousands) Sucessor Period Sucessor Period Sucessor Period Predecessor Period QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD YTD 30-Sep-22 30-Jun-22 1.27.22 - 3.31.22 1.1.22 - 1.26.22 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-20 30-Sep-20 30-Jun-20 31-Mar-20 30-Sep-22 30-Jun-22 31-Dec-21 30-Sep-21 30-Jun-21 31-Dec-20 30-Sep-20 30-Jun-20 Revenue 201,176 219,797 166,108 52,712 199,803 171,446 169,579 147,561 135,755 117,268 100,019 122,935 639,793 438,617 688,389 488,586 317,140 475,977 340,222 222,954 0 0 Operating cost and expenses: Cost of revenues 137,681 152,558 120,131 41,760 155,276 128,885 126,167 110,785 96,635 83,892 73,937 86,532 452,130 314,449 521,113 365,837 236,952 340,996 244,361 160,469 Salaries, commissions, and benefits 55,862 45,555 43,459 35,175 18,715 15,139 17,698 15,195 15,915 13,120 13,183 13,330 180,051 124,189 66,747 48,032 32,893 55,548 39,633 26,513 Selling, general, and administrative 16,520 16,167 14,981 14,817 14,650 7,936 6,277 6,950 5,863 7,095 4,879 5,142 62,485 45,965 35,813 21,163 13,227 22,979 17,116 10,021 Depreciation and amortization 33,420 33,397 23,311 1,000 3,625 3,459 3,112 3,689 3,082 3,331 3,889 3,530 91,128 57,708 13,885 10,260 6,801 13,832 10,750 7,419 Total operating costs and expenses 243,483 247,677 201,882 92,752 192,266 155,419 153,254 136,619 121,495 107,438 95,888 108,534 785,794 542,311 637,558 445,292 289,873 433,355 311,860 204,422 0 0 Operating income (42,307) (27,880) (35,774) (40,040) 7,537 16,027 16,325 10,942 14,260 9,830 4,131 14,401 (146,001) (103,694) 50,831 43,294 27,267 42,622 28,362 18,532 0 0 Loss (gain) on Fait Value of Warrants 4,489 (4,139) 13,761 - - - - - - - - - 14,111 9,622 - - - - - - Interest expense 10,011 7,324 4,776 1,049 4,162 4,184 4,476 4,048 5,781 5,741 6,332 6,497 23,160 13,149 16,870 12,708 8,524 24,351 18,570 12,829 Income (loss) from continuing operations before income tax (56,807) (31,065) (54,311) (41,089) 3,375 11,843 11,849 6,894 8,479 4,089 (2,201) 7,904 (183,272) (126,465) 33,961 30,586 18,743 18,271 9,792 5,703 0 0 Income tax expense (19,228) 3,000 (16,252) (629) 262 475 77 151 1,527 198 (173) 355 (33,109) (13,881) 965 703 228 1,907 380 182 Net income (loss) from continuing operations (37,579) (34,065) (38,059) (40,460) 3,113 11,368 11,772 6,743 6,952 3,891 (2,028) 7,549 (150,163) (112,584) 32,996 29,883 18,515 16,364 9,412 5,521 0 0 Net Income (Loss) Attributable To Noncontrolling Interest (5,936) (4,867) (8,068) - - - - - - - - - (18,871) (12,935) - - - - - - Gain (loss) from discontinued operations, net of taxes - - - - - - - - 55,315 99 (4,460) (3,557) - - - - - 47,397 (7,918) (8,017) 0 0 Net income (31,643) (29,198) (29,991) (40,460) 3,113 11,368 11,772 6,743 62,267 3,990 (6,488) 3,992 (131,292) (99,649) 32,996 29,883 18,515 63,761 1,494 (2,496)

System1, Inc./S1 Holdco LLC
Unaudited Condensed Balance Sheet

(in thousands)	System1, Inc. 30-Sep-22	System1, Inc. 30-Jun-22	System1, Inc. 31-Mar-22	S1 Holdco LLC 31-Dec-21	S1 Holdco LLC 30-Sep-21	S1 Holdco LLC 30-Jun-21	S1 Holdco LLC 31-Mar-21	S1 Holdco LLC 31-Dec-20	S1 Holdco LLC 30-Sep-20	S1 Holdco LLC 30-Jun-20	S1 Holdco LLC 31-Mar-20
ASSETS											
Current Assets:											
Cash and cash equivalents	$ 31,933	$ 37,442	$ 42,178	$ 47,896	$ 36,209	$ 34,567	$ 30,853	$ 29,013	$ 37,657	$ 33,985	$ 55,763
Accounts receivable, net of allowance for doubtful accounts	78,846	93,397	99,976	90,203	85,588	79,446	75,610	71,140	58,404	53,662	66,331
Restricted cash	7,338	5,757	4,895	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	8,756	9,671	14,468	7,689	7,236	4,870	3,996	3,016	4,012	4,825	5,739
Assets of discontinued operations	-	-	-	-	-	-	-	-	20,602	13,936	13,229
Total current assets	126,873	146,267	161,517	145,788	129,033	118,883	110,459	103,169	120,675	106,408	141,062
Restricted Cash	$ 2,772	$ 1,532	$ 3,034	$ 743	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Property and equipment, net	4,349	4,330	2,855	830	836	916	976	1,057	1,137	1,139	1,243
Internal-use software development costs, net	12,599	11,647	10,704	11,213	11,012	10,578	9,764	9,660	10,079	9,414	9,045
Intangible assets, net	506,018	537,913	568,675	50,368	52,534	54,698	56,740	59,009	60,829	52,638	54,764
Goodwill	904,240	907,248	907,009	44,820	44,820	44,820	44,820	44,820	44,820	54,566	54,898
Due from related party	-	-	-	2,469	2,469	2,453	1,222	969	969	-	-
Operating lease right-of-use assets	6,893	7,533	6,388	-	-	-	-	-	-	-	-
Other assets	708	779	808	680	529	-	-	-	-	-	-
Assets of discontinued operations	-	-	-	-	-	-	-	-	67,714	69,138	70,101
Total Assets	$ 1,564,452	$ 1,617,249	$ 1,660,990	$ 256,911	$ 241,233	$ 232,348	$ 223,981	$ 218,684	$ 306,223	$ 293,304	$ 331,114
LIABILITIES AND MEMBERS' DEFICIT											
Current Liabilities:											
Accounts payable	$ 12,242	$ 17,286	$ 76,004	$ 72,846	$ 64,625	$ 60,659	$ 57,410	$ 52,104	$ 40,690	$ 34,058	$ 42,476
Accrued expenses and other current liabilities	90,265	97,752	67,635	31,284	20,319	18,814	9,988	17,150	15,987	14,312	17,806
Protected incentive plan liability, current	19,266	-	-	-	-	-	-	-	-	-	-
Deferred Revenue	68,289	68,368	64,810	1,971	2,100	2,383	2,053	1,889	2,727	2,453	2,242
Operating lease liabilities, current	2,102	2,065	1,895	-	-	-	-	-	-	-	-
Due to related party	-	-	80	-	-	-	-	-	-	-	-
Notes payable, current	14,954	14,888	14,822	170,453	171,780	4,739	9,374	9,374	19,347	24,347	44,237
Liabilities of discontinued operations	-	-	-	-	-	-	-	-	62,523	56,303	47,141
Total current liabilities	207,118	200,359	225,246	276,554	258,824	86,595	78,825	80,517	141,274	131,473	153,902
Operating lease liabilities, non current	$ 6,406	$ 7,073	$ 5,645	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Notes payable, non-current	402,273	406,026	409,777	-	-	168,226	169,411	170,595	226,417	228,469	229,432
Warrant liability	18,158	13,669	40,773	-	-	-	-	-	-	-	-
Deferred tax liability	120,724	137,354	144,027	-	-	-	-	-	-	-	-
Protected incentive plan liability	11,517	18,163	-	-	-	-	-	-	-	-	-
Other long-term liabilities	2,909	7,482	5,804	8,758	9,368	9,051	16,497	15,801	12,935	11,821	13,208
Liabilities of discontinued operations	-	-	-	-	-	-	-	-	-	-	-
Total liabilities	$ 769,105	$ 790,126	$ 831,272	$ 285,312	$ 268,192	$ 263,872	$ 264,733	$ 266,913	$ 380,626	$ 371,763	$ 396,543
Commitments and contingencies (Note 8)											
Members' deficit:											
Class A common stock	$ 9	$ 9	$ 9	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Class C common stock	2	2	2	-	-	-	-	-	-	-	-
Additional paid-in capital	767,169	761,002	728,540	-	-	-	-	-	-	-	-
Accumulated deficit	(150,016)	(118,373)	(89,175)	-	-	-	-	-	-	-	-
Members' deficit in S1 Holdco	-	-	-	(28,829)	(27,182)	(31,646)	(40,850)	(47,886)	(74,078)	(78,017)	(64,753)
Noncontrolling interest	178,170	184,304	190,370	-	-	-	-	-	-	-	-
Accumulated other comprehensive income	13	179	(28)	428	223	122	98	(343)	(325)	(443)	(675)
Total members' deficit	795,347	827,123	829,718	(28,401)	(26,959)	(31,524)	(40,752)	(48,229)	(74,403)	(78,460)	(65,428)
Total Liabilities And Members' Deficit	$ 1,564,452	$ 1,617,249	$ 1,660,990	$ 256,911	$ 241,233	$ 232,348	$ 223,981	$ 218,684	$ 306,223	$ 293,303	$ 331,115

System1, Inc./S1 Holdco LLC Unaudited Condensed Statements of Cash Flow System1, Inc. System1, Inc. System1, Inc. S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC Successor + Predecessor Total Successor + Predecessor Total S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC S1 Holdco LLC (in thousands) Sucessor Period Sucessor Period Sucessor Period Predecessor Period QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD YTD 30-Sep-22 30-Jun-22 1.27.22 - 3.31.22 1.1.22 - 1.26.22 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-20 30-Sep-20 30-Jun-20 31-Mar-20 30-Sep-22 30-Jun-22 31-Dec-21 30-Sep-21 30-Jun-21 31-Dec-20 30-Sep-20 30-Jun-20 Cash Flows From Operating Activities: Net cash provided by operating activities of continuing operations 6,730 20,007 (26,216) (10,490) 21,336 12,056 17,185 10,128 15,714 12,971 9,122 14,600 (9,969) (16,699) 60,705 39,369 27,313 52,407 36,693 23,722 Net cash used for operating activities of discontinued operations - - - - - - - (1,917) 1,979 (390) (5,532) - - - - - (5,860) (3,943) (5,922) Net cash provided by operating activities 6,730 20,007 (26,216) (10,490) 21,336 12,056 17,185 10,128 13,797 14,950 8,732 9,068 (9,969) (16,699) 60,705 39,369 27,313 46,547 32,750 17,800 Cash Flows From Investing Activities: Purchases of property and equipment (939) (912) (1,373) - (49) - - - (11) (8) - - (3,224) (2,285) (49) - - (19) (8) - Proceeds from sale of Protected - - - - - - - 74,544 - - - - - - - - 74,544 - Purchase of business, net of cash acquired 488 (19,338) (426,555) - - - - - - - - - (445,405) (445,893) Expenditures for internal-use software development costs (1,895) (1,979) (922) (441) (1,585) (1,668) (1,793) (1,440) (617) (1,632) (1,970) (1,893) (5,237) (3,342) (6,486) (4,901) (3,233) (6,112) (5,495) (3,863) Net cash provided by (used in) investing activities of continuing operations (2,346) (22,229) (428,850) (441) (1,634) (1,668) (1,793) (1,440) 73,916 (1,640) (1,970) (1,893) (453,866) (451,520) (6,535) (4,901) (3,233) 68,413 (5,503) (3,863) Net cash provided by (used in) investing activities of discontinued operations - - - - - - - - (142) (79) 144 (170) - - - - - (247) (105) (26) Net cash provided by (used in) investing activities (2,346) (22,229) (428,850) (441) (1,634) (1,668) (1,793) (1,440) 73,774 (1,719) (1,826) (2,063) (453,866) (451,520) (6,535) (4,901) (3,233) 68,166 (5,608) (3,889) Cash Flows From Financing Activities: Proceeds from term loan and line of credit - - 449,000 - - - - - - - - 20,000 449,000 449,000 - - - 20,000 20,000 20,000 Repayment of line of credit - - - - - - (34,862) - - - - - - (34,862) - - Repayment of term loan (5,000) (5,000) (172,488) - (1,750) (1,750) (6,386) (1,750) (32,231) (7,715) (21,727) (1,750) (182,488) (177,488) (11,636) (9,886) (8,136) (63,423) (31,192) (23,477) Payments for deferred financing cost - (422) (24,423) - (382) - - - - - - - (24,845) (24,845) (382) - - - - - Cash received from backstop - - 246,484 - - - - - - - - - 246,484 246,484 - - - - - - Member capital contributions - - - - (32) 109 3 147 206 551 747 751 - - 227 259 150 2,255 2,049 1,498 Payments on contingent consideration - - - - - - (1,715) (5,000) - - (5,038) (462) - - (6,715) (6,715) (6,715) (5,500) (5,500) (5,500) Related party loan - - - - - - (1,500) - - - - - - - (1,500) (1,500) (1,500) - - - Redemptions of Class A common stock - - (510,469) - - - - - - - - - (510,469) (510,469) - - - - - - Distributions to members from sale of Protected - - - - - - (28,765) - - - - - - (28,765) - - Payments for earnouts - (1,715) - - - - - - - - - - (1,715) (1,715) - - - - - - Taxes paid related to net settlement of restricted stock awards (2,035) - - - - - - - - - - - (2,035) Proceeds from Warrant Exercises (2) 5,029 - - - - - - - - - - 5,027 5,029 - - - - - - Distributions to members (10) (1,254) (247) - (4,786) (7,102) (2,691) - (12,575) (1,146) (3,558) (501) (1,511) (1,501) (14,579) (9,793) (2,691) (17,780) (5,205) (4,059) Net cash provided by financing activities (7,047) (3,362) (12,143) - (6,950) (8,743) (12,289) (6,603) (108,227) (8,310) (29,576) 18,038 (22,552) (15,505) (34,585) (27,635) (18,892) (128,075) (19,848) (11,538) Effect of exchange rate changes in cash, cash equivalents and restricted cash (25) 208 (237) (132) (322) (3) 611 (245) 120 35 130 (735) (186) (161) 41 363 366 (450) (570) (605) Net Increase In Cash (2,688) (5,376) (467,446) (11,063) 12,430 1,642 3,714 1,840 (20,536) 4,956 (22,540) 24,308 (486,573) (483,885) 19,626 7,196 5,554 (13,812) 6,724 1,768 Cash and restricted cash: Beginning of period 44,731 50,107 517,553 48,639 36,209 34,567 30,853 29,013 49,549 44,593 67,133 42,825 48,639 48,639 29,013 29,013 29,013 42,825 42,825 42,825 End of period 42,043$ 44,731$ 50,107$ 37,576$ 48,639$ 36,209$ 34,567$ 30,853$ 29,013$ 49,549$ 44,593$ 67,133$ 42,043$ 44,731$ 48,639$ 36,209$ 34,567$ 29,013$ 49,549$ 44,593$

System1, Inc./S1 Holdco LLC

Non-GAAP Financials (in thousands)	System1, Inc. Sucessor Period 30-Sep-22	System1, Inc. Sucessor Period 30-Jun-22	System1, Inc. Sucessor Period 1.27.22 - 3.31.22	S1 Holdco LLC Predecessor Period 1.1.22 - 1.26.22	S1 Holdco LLC QTD 31-Dec-21	S1 Holdco LLC QTD 30-Sep-21	S1 Holdco LLC QTD 30-Jun-21	S1 Holdco LLC QTD 31-Mar-21	S1 Holdco LLC QTD 31-Dec-20	S1 Holdco LLC QTD 30-Sep-20	S1 Holdco LLC QTD 30-Jun-20	S1 Holdco LLC QTD 31-Mar-20
Net income (loss) from continuing operations	$ (37,579)	$ (34,065)	$ (38,059)	$ (40,460)	$ 3,113	$ 11,368	$ 11,772	$ 6,743	$ 6,952	$ 3,891	$ (2,029)	$ 7,549
Income tax expense	-19,227	3,000	-16,252	-629	262	475	77	151	1,527	198	(173)	355
Interest expense	10,011	7,324	4,776	1,049	4,162	4,185	4,476	4,048	5,781	5,741	6,332	6,497
Depreciation & amortization	33,420	33,397	23,311	1,000	3,625	3,458	3,113	3,689	3,082	3,331	3,889	3,530
Other income/expense (1)	2,279	2,122	1,800	-61	70	(25)	18	84	196	294	138	(229)
Stock-based compensation and distributions to Members (2)	7,963	4,249	27,208	27,355	3,458	673	3,342	2,118	3,362	1,817	2,288	2,008
Protected net acquisition bonus accrual	22,620	18,163	0	0	0	0	0	0	0	0	0	0
Revaluation of non-cash warrant liability	4,489	-4,139	13,761	0	-	-	-	-	-	-	-	-
Terminated product lines (3)	0	0	0	0	-	-	-	-	-	-	(2)	559
Costs related to acquisitions/business combinations	5,003	4,227	6,390	15,676	7,970	2,755	623	1,484	1,033	222	71	1,032
One-time Ad Credit Impact	0	6,334	0	0	0	0	0	0	0	0	0	0
Acquisition earnout	17	72	274	9	32	31	32	63	62	2,278	373	-
Severance costs	475	153	206	0	3	118	164	330	121	393	545	21
Other costs, including restructuring	0	200	26	0	0	8	98	99	101	11	185	98
Adjusted EBITDA	$ 29,471	$ 41,037	$ 23,442	$ 3,938	$ 22,696	$ 23,046	$ 23,715	$ 18,809	$ 22,217	$ 18,177	$ 11,616	$ 21,420

Non-GAAP Financials (in thousands)	Successor + Predecessor Total YTD 30-Sep-22	Successor + Predecessor Total YTD 30-Jun-22	S1 Holdco LLC YTD 31-Dec-21	S1 Holdco LLC YTD 30-Sep-21	S1 Holdco LLC YTD 30-Jun-21	S1 Holdco LLC YTD 31-Dec-20	S1 Holdco LLC YTD 30-Sep-20	S1 Holdco LLC YTD 30-Jun-20
Net income (loss) from continuing operations	$ (150,163)	$ (112,584)	$ 32,996	$ 29,883	$ 18,515	$ 16,364	$ 9,412	$ 5,520
Income tax expense	(33,109)	(13,881)	965	703	228	1,907	380	183
Interest expense	23,160	13,149	16,871	12,709	8,524	24,351	18,570	12,829
Depreciation & amortization	91,128	57,708	13,884	10,259	6,801	13,832	10,750	7,419
Other income/expense (1)	6,140	3,861	147	76	102	399	202	(91)
Stock-based compensation and distributions to Members (2)	66,775	58,811	9,591	6,133	5,460	9,474	6,113	4,295
Protected net acquisition bonus accrual	40,783	18,163	-	-	-	-	-	-
Revaluation of non-cash warrant liability	14,111	9,622	-	-	-	-	-	-
Terminated product lines (3)	-	-	-	-	-	556	556	556
Costs related to acquisitions/business combinations	31,295	26,292	12,833	4,862	2,108	2,358	1,325	1,103
One-time Ad Credit Impact	6,334	6,334	-	-	-	-	-	-
Acquisition earnout	372	356	158	126	95	2,713	2,651	373
Severance costs	834	359	615	612	494	1,080	960	567
Other costs, including restructuring	226	226	206	205	197	386	294	283
Adjusted EBITDA	$ 97,887	$ 68,416	$ 88,265	$ 65,570	$ 42,524	$ 73,430	$ 51,214	$ 33,036

(1) Non-cash adjustments related to foreign exchange and asset disposals
(2) Comprised of distributions to equity holders and non-cash stock-based compensation
(3) In 2020, S1 Holdco terminated its Social Publishing product line, where it created quiz content primarily for the purpose of display advertising monetization. S1 Holdco has excluded revenue and direct costs associated with this product line for all presented periods

Non-Financial Metrcis
(In thousands except ratios)

O&O Advertising	QTD 30-Sep-22	QTD 30-Jun-22	QTD 31-Mar-22	QTD 31-Dec-21	QTD 30-Sep-21	QTD 30-Jun-21	QTD 31-Mar-21	QTD 31-Dec-20	QTD 30-Sep-20	QTD 30-Jun-20	QTD 31-Mar-20
Revenue	$ 146,880	$ 163,706	$ 180,049	$ 190,035	$ 162,606	$ 160,817	$ 139,426	$ 125,241	$ 108,314	$ 92,067	$ 111,878
Advertising Spend (1)	$ 106,340	$ 121,153	$ 137,948	$ 152,653	$ 126,404	$ 123,244	$ 107,298	$ 93,800	$ 80,217	$ 69,406	$ 84,066
Revenue less Advertising Spend	$ 40,541	$ 42,554	$ 42,101	$ 37,383	$ 36,202	$ 37,572	$ 32,128	$ 31,442	$ 28,097	$ 22,661	$ 27,812
O&O Sessions (2)	1,077,915	1,012,761	975,025	999,975	859,392	766,293	741,122	691,279	644,780	670,112	815,554
O&O CPS (3)	$ 0.10	$ 0.12	$ 0.14	$ 0.15	$ 0.15	$ 0.16	$ 0.14	$ 0.14	$ 0.12	$ 0.10	$ 0.10
O&O RPS (4)	$ 0.14	$ 0.16	$ 0.18	$ 0.19	$ 0.19	$ 0.21	$ 0.19	$ 0.18	$ 0.17	$ 0.14	$ 0.14
Spread	38%	35%	31%	24%	29%	30%	30%	34%	35%	33%	33%
Partner Network											
Revenue	$ 10,015	$ 13,323	$ 10,897	$ 9,768	$ 8,840	$ 8,763	$ 8,135	$ 10,514	$ 8,955	$ 7,951	$ 11,056
Revenue less Advertising Spend	$ 10,015	$ 13,323	$ 10,897	$ 9,768	$ 8,840	$ 8,763	$ 8,135	$ 10,514	$ 8,955	$ 7,951	$ 11,056
Network Sessions (5)	364,196	336,951	295,052	286,291	278,460	312,406	326,127	318,930	323,878	484,653	392,906
Network RPS (6)	$ 0.03	$ 0.04	$ 0.04	$ 0.03	$ 0.03	$ 0.03	$ 0.02	$ 0.03	$ 0.03	$ 0.02	$ 0.03

O&O Advertising	YTD 30-Sep-22	YTD 30-Jun-22	YTD 31-Dec-21	YTD 30-Sep-21	YTD 30-Jun-21	YTD 31-Dec-20	YTD 30-Sep-20	YTD 30-Jun-20
Revenue	$ 490,636	$ 343,755	$ 652,884	$ 462,848	$ 300,242	$ 437,501	$ 312,259	$ 203,945
Advertising Spend (1)	$ 365,440	$ 259,100	$ 509,599	$ 356,946	$ 230,542	$ 327,489	$ 233,689	$ 153,472
Revenue less Advertising Spend	$ 125,196	$ 84,655	$ 143,284	$ 105,902	$ 69,700	$ 110,012	$ 78,570	$ 50,473
O&O Sessions (2)	3,065,702	1,987,786	3,366,783	2,366,807	1,507,415	2,821,726	2,130,446	1,485,666
O&O CPS (3)	$ 0.12	$ 0.13	$ 0.15	$ 0.15	$ 0.15	$ 0.12	$ 0.11	$ 0.10
O&O RPS (4)	$ 0.16	$ 0.17	$ 0.19	$ 0.20	$ 0.20	$ 0.16	$ 0.15	$ 0.14
Spread	34%	33%	28%	30%	30%	34%	34%	33%
Partner Network								
Revenue	$ 34,235	$ 24,220	$ 35,505	$ 25,738	$ 16,898	$ 38,477	$ 27,963	$ 19,008
Revenue less Advertising Spend	$ 34,235	$ 24,220	$ 35,505	$ 25,738	$ 16,898	$ 38,477	$ 27,963	$ 19,008
Network Sessions (5)	996,198	632,003	$ 1,203,284	916,993	638,533	1,520,367	1,201,437	877,559
Network RPS (6)	$ 0.03	$ 0.04	$ 0.03	$ 0.03	$ 0.03	$ 0.03	$ 0.02	$ 0.02

(1) Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites
(2) O&O sessions are the total number of monetizable user visits to Owned & Operated websites
(3) CPS is advertising spend divided by O&O Sessions
(4) RPS is O&O Revenue divided by O&O Sessions
(5) Network sessions are the number of monetizable user visits delivered by network partners to RAMP
(6) RPS is Partner Network revenue divided by Network Sessions

Non-Financial Metrcis
(In thousands except ratios)

	QTD 30-Sep-22	QTD 30-Jun-22	QTD 31-Mar-22	QTD 31-Dec-21	QTD 30-Sep-21	QTD 30-Jun-21	QTD 31-Mar-21	QTD 31-Dec-20	QTD 30-Sep-20	QTD 30-Jun-20	QTD 31-Mar-20
Billings (1)	$ 44,627	$ 46,283	$ 45,405	$ 38,443	$ 37,632	$ 40,473	$ 37,992	$ 31,126	$ 27,758	$ 26,458	$ 22,529
Change in Deferred Revenue During Period	$ 346	$ 3,515	$ 5,512	$ (671)	$ (567)	$ 4,445	$ 6,792	$ 6,287	$ 2,591	$ 4,796	$ 4,409
Advertising Spend (2)	$ 21,963	$ 19,878	$ 22,296	$ 17,986	$ 16,966	$ 17,884	$ 23,626	$ 17,562	$ 18,059	$ 22,467	$ 18,575
Beginning Subscribers	2,305	2,284	2,208	2,208	2,187	2,128	1,905	1,770	1,586	1,357	1,234
Ending Subscribers (3)	2,296	2,305	2,284	2,208	2,208	2,187	2,128	1,905	1,770	1,586	1,357
New Subscribers (4)	338	319	388	312	298	331	462	324	341	398	275
CTA (5)	$ 64.91	$ 62.40	$ 57.49	$ 57.73	$ 56.91	$ 54.10	$ 51.10	$ 54.23	$ 52.95	$ 56.42	$ 67.53
ARPU (6)	$ 19.40	$ 20.17	$ 20.22	$ 17.41	$ 17.13	$ 18.76	$ 18.84	$ 16.94	$ 16.54	$ 17.98	$ 17.39

	YTD 30-Sep-22	YTD 30-Jun-22	YTD 31-Dec-21	YTD 30-Sep-21	YTD 30-Jun-21	YTD 31-Dec-20	YTD 30-Sep-20	YTD 30-Jun-20
Billings (1)	$ 136,315	$ 91,688	$ 154,541	$ 116,097	$ 78,465	$ 107,871	$ 76,745	$ 48,987
Change in Deferred Revenue During Period	$ 9,373	$ 9,027	$ 9,999	$ 10,671	$ 11,238	$ 18,084	$ 11,796	$ 9,205
Advertising Spend (2)	$ 64,136	$ 42,174	$ 76,462	$ 58,477	$ 41,510	$ 76,664	$ 59,101	$ 41,042
Beginning Subscribers	2,208	2,208	1,905	1,905	1,905	1,234	1,234	1,234
Ending Subscribers (3)	2,296	2,305	2,208	2,208	2,187	1,905	1,770	1,586
New Subscribers (4)	1,045	706	1,403	1,091	793	1,338	1,014	673
CTA (5)	$ 61.39	$ 59.71	$ 54.51	$ 53.60	$ 52.35	$ 57.29	$ 58.27	$ 60.96
ARPU (6)	$ 60.53	$ 40.63	$ 75.15	$ 56.45	$ 38.35	$ 68.72	$ 51.09	$ 34.74

(1) Billings is the total amount billed to customers during a period
(2) Advertising spend is the total amount spent on advertising to acquire new subscribers during a period
(3) Ending subscribers are the number of paying subscribers for its products, at the end of a period
(4) New subscribers are the number of new subscribers acquired for its products, during a period
(5) CTA is advertising spend divided by new subscribers in a period
(6) ARPU is the billings in a period divided by average of the beginning and ending subscribers during that period

*Deferred revenue from billings is amortized on a straight line basis over the subscription period and recognized as revenue in the financial statements
**Excludes metrics for terminated product lines

Protected.net Group Limited
Unaudited Statements of Operations
(in thousands)

	Predecessor Period	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	12,016	39,115	38,199	36,028	31,199	25,149	25,415	21,965	18,379	144,541	105,426	67,227	90,908	65,759	40,345
Cost of Revenue	8,434	23,186	22,570	23,460	29,731	23,122	23,827	27,892	23,139	98,946	75,760	53,191	97,980	74,858	51,030
Gross profit (Loss)	3,582	15,929	15,629	12,568	1,469	2,027	1,587	(5,926)	(4,759)	45,595	29,666	14,037	(7,072)	(9,099)	(10,686)
General and administrative	1,431	4,231	3,910	5,074	2,697	2,365	1,730	1,978	637	15,912	11,681	7,771	6,711	4,346	2,616
Related party rent expense	62	208	133	180	144	111	159	116	150	665	457	324	536	425	266
Total Operating Expenses	1,493	4,440	4,042	5,254	2,841	2,476	1,889	2,094	788	16,577	12,138	8,095	7,247	4,771	2,882
Gain on sale of intangible assets	-	-	-	-	-	-	(1,580)	-	-	-	-	-	(1,580)	(1,580)	-
Foreign currency transaction (gains)/losses	97	225	583	209	322	(170)	37	60	207	1,341	1,115	532	135	304	267
Other operating income	-	-	(0)	(222)	(121)	(18)	(3)	(27)	(0)	(343)	(343)	(343)	(48)	(30)	(27)
Other operating expense (income)	97	225	583	(13)	201	(188)	(1,546)	33	207	997	772	189	(1,494)	(1,306)	240
Operating income (loss)	1,992	11,264	11,004	7,326	(1,574)	(262)	1,244	(8,054)	(5,754)	28,020	16,757	5,753	(12,826)	(12,564)	(13,808)
Related party interest expense	-	-	-	-	-	105	136	130	35	-	-	-	406	301	165
Related party interest income	(83)	(303)	(153)	(328)	(157)	-	-	-	-	(941)	(638)	(485)	-	-	-
Interest expense	230	53	144	235	151	29	-	-	-	583	530	386	29	-	-
Other non-operating expenses/(income)	-	-	-	(70)	70	(2)	-	-	-	-	-	-	(2)	-	-
Total non-operating expenses/(income), net	147	(250)	(9)	(163)	64	132	136	130	35	(358)	(108)	(99)	433	301	165
Net income (loss) before income taxes	1,844	11,514	11,013	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	28,378	16,865	5,852	(13,258)	(12,865)	(13,973)
Income Tax Expense (Benefit)	(1,688)	(16,139)	966	-	-	-	-	-	-	(15,173)	966	-	-	-	-
Net income (loss)	3,532	27,653	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	43,551	15,899	5,852	(13,258)	(12,865)	(13,973)

Protected.net Group Limited Unaudited Condensed Balance Sheet (in thousands) 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-20 30-Sep-20 30-Jun-20 31-Mar-20 ASSETS Current assets: Cash 35,067$ 21,112$ 14,227$ 11,296$ 6,253$ 7,060$ 5,356$ 7,020$ Restricted cash 1,333 2,148 2,458 5,757 5,604 4,943 4,874 7,321 Prepaid expenses and other current assets 546 548 691 791 359 317 404 327 Deposits 15 3,000 3,000 3,000 3,000 3,000 3,000 - Total current assets 36,963 26,807 20,376 20,844 15,216 15,320 13,634 14,667 Due from related parties 33,082 33,115 26,249 15,719 10,230 - 244 139 Property, plant and equipment 616 398 373 370 270 195 184 196 Intangible Assets 369 386 415 62 53 54 90 108 Deferred tax assets 17,237 - - - - - - - Goodwill 284 284 284 - - - - - Total assets 88,550$ 60,991$ 47,696$ 36,995$ 25,769$ 15,568$ 14,153$ 15,112$ Liabilities and Shareholders’ Deficit: Accounts payable 216$ 3,029$ 732$ 2,876$ 3,005$ 2,698$ 3,739$ 436$ Accrued expenses 10,162 7,537 6,199 7,686 6,704 5,896 5,907 8,441 VAT tax liability 11,404 9,696 9,351 6,965 6,366 8,939 8,446 6,211 Deferred revenue 57,405 58,186 58,731 54,139 47,431 41,855 39,044 34,156 Related party deferred revenue 166 187 208 229 168 - - - Current portion of note payable 2,813 2,250 2,813 2,250 1,500 - - - Due to related party 23 - - - 4 3,501 5,599 6,243 Refund liability 537 429 449 597 512 558 405 428 Total current liabilities 82,725 81,313 78,482 74,741 65,690 63,447 63,140 55,915 Note payable, net of current portion and deferred financing costs 10,546 11,086 11,636 12,164 8,352 - - - Deferred tax liability - 966 - - - - - - Total liabilities 93,271$ 93,365$ 90,118$ 86,905$ 74,042$ 63,447$ 63,140$ 55,915$ Commitments and Contingencies Shareholders’ Deficit: Class A Preferred shares 11 11 11 11 11 11 11 11 Class B Common shares 11 11 11 11 11 11 11 11 Additional paid-in capital 40,953 40,953 40,953 40,953 40,953 40,953 40,953 40,953 Accumulated deficit (45,696) (73,349) (83,396) (90,885) (89,247) (88,854) (89,962) (81,778) Total Shareholders’ deficit (4,721) (32,374) (42,421) (49,911) (48,273) (47,879) (48,987) (40,803) Total Liabilities and Shareholders’ Deficit 88,550$ 60,991$ 47,696$ 36,995$ 25,769$ 15,568$ 14,153$ 15,112$ *Class A Preferred shares, par value £0.0001 per share, 7,992,009 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively **Class B Common shares, par value £0.0001 per share, 7,960,105 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively

Protected.net Group Limited
Unaudited Condensed Statements of Cash Flow
(in thousands)

	QTD 31-Dec-21	QTD 30-Sep-21	QTD 30-Jun-21	QTD 31-Mar-21	QTD 31-Dec-20	QTD 30-Sep-20	QTD 30-Jun-20	QTD 31-Mar-20	YTD 31-Dec-21	YTD 30-Sep-21	YTD 30-Jun-21	YTD 31-Dec-20	YTD 30-Sep-20	YTD 30-Jun-20
Cash Flows From Operating Activities:														
Net income (loss)	27,653	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	43,551	15,899	5,852	(13,258)	(12,865)	(13,973)
Adjustments to reconcile net loss to net cash used in operating activities:									-					
Depreciation	49	39	36	28	24	18	17	15	151	102	63	75	51	33
Amortization	24	29	29	12	13	16	18	19	94	70	41	67	54	37
Gain on sale of Network Protected intangible assets	-	-	-	-	-	(1,580)	-	-	-	-	-	(1,580)	(1,580)	-
Amortization of deferred financing costs	23	13	34	13	2	-	-	-	82	59	46	2	-	-
Interest income on loan with System 1 SS Protect Holdings, Inc.	638	(189)	(307)	(143)	(2)	-	-	-	-	(638)	(450)	(2)	-	-
Financing fee income on loan with System 1 SS Protect Holdings, Inc.	(21)	(21)	(21)	(14)	-	-	-	-	(77)	(56)	(35)	-	-	-
Change in operating assets and liabilities:	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(98)	143	112	(432)	(43)	188	(77)	(244)	(275)	(177)	(320)	(177)	(134)	(321)
Deposits	2,985	-	-	-	-	-	(3,000)	-	2,985	-	-	(3,000)	(3,000)	(3,000)
Accounts payable	(2,813)	2,295	(2,471)	(129)	302	(1,041)	3,303	(2,620)	(3,118)	(305)	(2,600)	(56)	(358)	683
Accrued expenses	2,625	1,338	(1,402)	982	808	(11)	(2,534)	3,809	3,544	918	(420)	2,072	1,264	1,275
VAT tax liability	1,708	345	2,385	599	(2,573)	494	2,235	(1,957)	5,037	3,329	2,984	(1,801)	772	278
Refund liability	108	(20)	(148)	85	(46)	152	(22)	11	25	(83)	(63)	95	141	(11)
Deferred revenue	(780)	(545)	4,593	6,708	5,576	2,811	4,888	4,453	9,974	10,755	11,300	17,727	12,152	9,340
Deferred tax assets	(17,237)	-	-	-	-	-	-	-	(17,237)	-	-	-	-	-
Related party deferred revenue	(21)	(21)	(21)	61	168	-	-	-	(2)	19	40	168	-	-
Deferred tax liability	(966)	966	-	-	-	-	-	-	-	966	-	-	-	-
Due from related party	(921)	109	29	(83)	(168)	244	(104)	(137)	(866)	55	(54)	(165)	3	(241)
Due to related party	23	-	-	(4)	1,266	(861)	(644)	(11)	18	(4)	(4)	(250)	(1,516)	(655)
Net cash generated by (used in) operating activities	12,978	14,529	10,337	6,043	4,933	1,539	(4,105)	(2,451)	43,887	30,909	16,380	(84)	(5,017)	(6,556)
Cash Flows From Investing Activities:														
Purchases of intangibles, property, plant and equipment	(274)	(63)	(40)	(147)	106	(29)	(5)	(72)	(524)	(250)	(187)	-	(106)	(77)
Proceeds from sale of intangibles	100	-	-	-		1,500	-	-	100	-	-	1,500	1,500	-
Cash received in acquisition of Host Plus Limited, net of cash paid	-	-	13	-	-	-	-	-	13	13	13	-	-	-
Loan advanced to Just Develop It	(16,223)	(4,981)	(8,430)	-	-	-	-	-	(29,635)	(13,411)	(8,430)	-	-	-
Repayment of loan by Just Develop It	16,223	4,981	8,430	-	(213)	-	-	-	29,635	13,411	8,430	(213)	-	-
Loan advanced to Company director	(228)	(1,706)	(282)	-	238	(238)	-	-	(2,216)	(1,988)	(282)	-	(238)	-
Repayment of loan by Company director	566	1,651	-	-	-	-	-	-	2,216	1,651	-	-	-	-
Loan advanced to System 1 SS Protect Holdings, Inc.	-	(6,711)	(9,948)	(5,250)	(10,060)	-	-	-	(21,909)	(21,909)	(15,197)	(10,060)	-	-
Net cash used by investing activities	164	(6,829)	(10,257)	(5,397)	(9,929)	1,234	(5)	(72)	(22,319)	(22,483)	(15,653)	(8,773)	1,157	(77)
Cash Flows From Financing Activities:														
Proceeds from bank loan	-	-	-	5,000	10,000	-	-	-	5,000	5,000	5,000	10,000	-	-
Repayment of principal on bank loan	-	(1,125)	-	(375)	-	-	-	-	(1,500)	(1,500)	(375)	-	-	-
Proceeds from related party loans	-	-	-	-	2,000	-	-	9,000	-	-	-	11,000	9,000	9,000
Repayment of related party loans	-	-	-	-	(11,000)	3,000	-	(3,000)	-	-	-	(11,000)	-	(3,000)
Repayment of loan to Just Develop It	-	-	(449)	-	4,000	(4,000)	-	-	(449)	(449)	(449)	-	(4,000)	-
Payment of deferred financing costs	-	-	-	(75)	(150)	-	-	-	(75)	(75)	(75)	(150)	-	-
Net cash (used in) provided by financing activities	-	(1,125)	(449)	4,550	4,850	(1,000)	-	6,000	2,976	2,976	4,101	9,850	5,000	6,000
Effect of exchange rate changes on cash	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net change in cash	13,142	6,574	(368)	5,197	(147)	1,773	(4,110)	3,477	24,544	11,403	4,828	993	1,140	(633)
Cash, beginning of period	23,259	16,685	17,053	11,856	12,003	10,230	14,341	10,863	11,856	11,856	11,856	10,863	10,863	10,863
Cash, end of period	$ 36,401	$ 23,259	$ 16,685	$ 17,053	$ 11,856	$ 12,003	$ 10,230	$ 14,341	$ 36,401	$ 23,259	$ 16,685	$ 11,856	$ 12,003	$ 10,230

Protected.net Group Limited
Non-GAAP Financials
(in thousands)

	Predecessor Period	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD
	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20
Net income (loss)	$ 3,532	$ 27,653	$ 10,047	$ 7,489	$ (1,638)	$ (394)	$ 1,108	$ (8,184)	$ (5,789)
Income Tax Expense	(1,688)	(16,139)	966	-	-	-	-	-	-
Interest expense, net	147	(56)	(131)	(165)	(6)	93	131	176	35
Depreciation & amortisation	19	73	69	65	39	37	35	35	34
Terminated product lines (1)	0	(13)	29	3	62	(336)	(1,691)	86	163
Costs related to acquisitions/business combinations	104	699	196	499	297	32	-	-	-
Non-cash foreign exchange adjustments	97	228	581	209	322	(194)	46	68	190
VAT accrual for previously uncollected VAT	368	956	1,110	1,492	1,116	615	866	1,408	46
Director salary payments	-	922	936	949	-	-	-	-	-
Other costs including restructuring	-	-	-	-	-	424	34	-	-
Adjusted EBITDA	$ 2,581	$ 14,323	$ 13,803	$ 10,540	$ 193	$ 277	$ 529	$ (6,411)	$ (5,320)

	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Net income (loss)	$ 43,551	$ 15,899	$ 5,852	$ (13,258)	$ (12,865)	$ (13,973)
Income Tax Expense	(15,173)	966	-	-	-	-
Interest expense, net	(358)	(302)	(171)	435	342	211
Depreciation & amortisation	245	172	104	141	105	70
Terminated product lines (1)	81	94	64	(1,777)	(1,441)	250
Costs related to acquisitions/business combinations	1,690	991	795	32	-	-
Non-cash foreign exchange adjustments	1,341	1,112	532	110	304	258
VAT accrual for previously uncollected VAT	4,675	3,718	2,608	2,934	2,319	1,453
Director salary payments	2,806	1,885	949	-	-	-
Other costs including restructuring	-	-	-	458	34	-
Adjusted EBITDA	$ 38,859	$ 24,536	$ 10,733	$ (10,925)	$ (11,202)	$ (11,731)

(1) Protected terminated its Network Protect VPN product. Protected has excluded revenue, direct costs and operating expenses associated with this product line from Adjusted EBITDA for all presented periods